SHARE-BASED COMPENSATION - Inputs to the Model Used for PSUs Granted (Details) - PSUs - € / shares	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Disclosure of Input of Model Used for Performance-Based RSU [Line Items]
Fair value at grant date (in euros) (in EUR per share)	€ 21.84	€ 6.65
Share price at grant date (in EUR per share)	€ 13.90	€ 4.64
Dividend yield	0.00%	0.00%
Expected volatility	71.00%	63.00%
Risk-free interest rate (US government bond yield)	0.31%	0.36%